SOLAR POWER SYSTEMS, NET (Tables)	12 Months Ended
Dec. 31, 2024
Solar Power Systems Net
SCHEDULE OF SOLAR POWER SYSTEMS

Solar power systems, net consist of the following:

	December 31,	December 31,
	2024	2023
Solar power systems in operation	743,557	525,003
Solar power systems under construction	73,330	84,975
Subtotal	816,887	609,978
Less: accumulated depreciation	(150,681)	(133,200)
Solar power systems, net	666,206	476,778